                                                                    Exhibit 99.1

                                                           For Immediate Release

                   SL INDUSTRIES ANNOUNCES 2004 FOURTH QUARTER
                              AND YEAR-END RESULTS

     MT. LAUREL,  NEW JERSEY,  MARCH 24, 2005 . . . SL INDUSTRIES,  INC. (AMEX &
PHLX:  SLI) announced  today that its net income for the year ended December 31,
2004 was  $8,672,000,  or $1.48  per  diluted  share.  Net  income  for the year included income from discontinued operations,  after tax, of $2,371,000, or $.40 per  diluted  share.  Net income  for the year from  continuing  operations  was
$6,301,000,  or $1.08 per  diluted  share.  Income  from  continuing  operations benefited by approximately $1,295,000, or $.22 per diluted share, due to current and prior years research and development  tax credits  recorded during the year.
Discontinued  operations include the businesses of three former  subsidiaries of the Company:  SL Waber,  Inc., which was sold in September 2001;  Elektro-Metall
Export  GmbH,  which was sold in January  2003 (this sale was recorded in 2002);
and SL Surface Technologies, Inc., which was sold in November 2003.

     For the year ended  December 31, 2003, net income was  $1,320,000,  or $.22 per diluted  share.  The net income for 2003  included a loss from  discontinued
operations of $2,422,000,  or $.41 per diluted share. Net income from continuing operations for 2003 was $3,742,000, or $.63 per diluted share.

     Net sales from continuing  operations for 2004 was  $118,804,000,  compared with net sales from continuing operations for 2003 of $105,284,000.

     Generally,  the Company's  operating segments recorded improved results, as compared to 2003.  The one exception  was RFL  Electronics,  which  continued to
experience   decreases  in  sales  of  teleprotection  and  protective  relaying equipment,  as  electric  utilities  deferred  significant  capital  improvement programs  for the second year in a row. In 2004,  RFL  Electronics  recorded net sales of $22,585,000,  with income from operations of $2,091,000,  compared with net sales of $23,388,000  and income from operations of $2,236,000 for 2003. The
Power  Electronics  Group  performed  well: in 2004,  Condor D.C. Power Supplies recorded net sales of  $41,457,000  with income from  operations of  $3,789,000, compared with net sales of $39,450,000  and income from operations of $3,377,000 for 2003; and Teal  Electronics  recorded net sales of $30,265,000,  with income from operations of $4,635,000, compared with net sales of $20,393,000 and income from operations of $2,671,000 for 2003. SL Montevideo  Technologies  recorded in
2004 net sales of  $24,497,000,  with  income  from  operations  of  $2,827,000, compared with net sales of $22,053,000  and income from operations of $1,957,000 for 2003.

     For the three months ended December 31, 2004, net income was $1,400,000, or
$.25 per diluted share. Net loss from discontinued operations for the period was
$103,000,  or $.02 per diluted share. Net income from continuing  operations for the period was $1,503,000, or $.27 per diluted share.

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     For the three months ended December 31, 2003,  net income was $280,000,  or
$.05 per diluted share. Net loss from discontinued operations for the period was
$1,003,000, or $.17 per diluted share. Net income from continuing operations for the period was $1,283,000, or $.22 per diluted share.

     Net sales from  continuing  operations  for the three months ended December
31, 2004 were $30,745,000, compared with net sales from continuing operations of
$26,404,000 for the same period last year.

     Warren Lichtenstein, Chairman and Chief Executive Officer of SL Industries,
commented,  "SL  achieved  record  earnings  of $1.48 per  share in 2004.  These results were achieved due to our successful implementation and completion of the restructuring  plan we announced  three years ago, which refocused the Company's
efforts  on  its  core  businesses.   Additionally,  the  Company  resolved  its
long-standing  patent infringement  dispute with American Power Conversion,  for which it received $2,516,000,  net of taxes. At year-end, SL common stock closed at $14.15 per  share,  a 76%  increase  from the prior  year end  closing  stock price."

     "In 2004, the Company strengthened its financial position and reinvested in its business segments.  Major new product  introductions were launched at all of our divisions:  Condor D.C. Power Supplies  released 35 new  high-density  power supply models;  Teal  Electronics  began marketing its innovative  power monitor equipment;  SL Montevideo  Technology  introduced several new motor designs with oil field service,  automotive  and medical  applications;  and RFL  Electronics completed  development of a portfolio of new transmission  line relay protection
and  carrier  communications  products.   Engineering  and  product  development
expenses were $8,951,000 for the year, an increase of approximately  $1,095,000, or 14%, from 2003."

     "All of the  operating  subsidiaries  generated  positive  cash  flows from operations and recorded  strong returns on invested  capital.  As of today,  the
Company  maintains a cash balance of $3,993,077,  with  outstanding bank debt of
$1,874,686."

     Lichtenstein  continued,  "The Company also used its financial  strength to improve its capital  structure.  SL acquired 545,900 shares of its common stock, in open  market  purchases  and  negotiated  transactions  pursuant to its stock repurchase  program.  These  repurchases  reduced the outstanding  shares of the
Company's  common stock by  approximately  9%. The aggregate  purchase price for these repurchases was $6,076,000, or an average price of $11.13 per share."

     "We also continued to increase the productivity and the capabilities of our
corporate  administration.   Corporate  expenses  increased  to  $5,033,000,  or
approximately 4.2% of sales, from $3,563,000,  or approximately 3.4% of sales in
2003.  However,  these  expenses  include the  addition of the  Company's  chief operating officer to the corporate staff, whose compensation had previously been charged to operating subsidiaries. Without this charge, corporate expenses would have increased to $4,215,000,  or  approximately  3.5% of sales,  from the prior year. During 2004, the Company hired a new tax manager and financial analyst and added a full time internal  auditor and Sarbanes Oxley  compliance  officer.  In addition to executive management and administration,  corporate expenses include legacy obligations relating to litigation expenses,  retirement  liabilities and public reporting costs."

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     Lichtenstein  concluded,  "Having  achieved  the  goals  set  forth  in our business  plan,  SL is looking  towards the future.  In  December,  the Board of
Directors approved a new three-year  strategic plan, which calls for accelerated growth  through  the  penetration  of  attractive  new  market  niches,  further improvement  of operations  and expansion of global  capabilities.  We expect to achieve these goals through organic growth and strategic  acquisitions.  We look forward to further  improving the Company's  performance in the year ahead,  and reporting on our progress to our shareholders."

ABOUT SL INDUSTRIES, INC.

     SL Industries, Inc. designs, manufactures and markets equipment and systems for industrial,  medical,  electric  utility,  aerospace and  telecommunications applications.  For more information about SL Industries,  Inc. and its products, please visit the Company's website at www.slindustries.com

FORWARD-LOOKING STATEMENTS

     This press release contains statements that are forward-looking  statements within the  meaning of the  Private  Securities  Litigation  Reform Act of 1995.
These  statements are based on current  expectations,  estimates and projections about the Company's  business based, in part, on assumptions made by management.
These  statements  are not guarantees of future  performance  and involve risks, uncertainties and assumptions that are difficult to predict.  Therefore,  actual outcomes and results may differ  materially from what is expressed or forecasted in such  forward-looking  statements due to numerous  factors,  including  those described  above and the  following:  the  effectiveness  of the cost  reduction initiatives  undertaken  by the  Company,  changes in demand  for the  Company's products,  product mix, the timing of customer orders and deliveries, the impact of  competitive  products  and  pricing,  constraints  on  supplies  of critical components, excess or shortage of production capacity,  difficulties encountered in the integration of acquired businesses and other risks discussed from time to time in the Company's Securities and Exchange Commission filings and reports. In addition,  such  statements  could be  affected by general  industry  and market conditions and growth rates,  and general  domestic and  international  economic conditions.  Such forward-looking  statements speak only as of the date on which they are made,  and the Company does not undertake any  obligation to update any forward-looking  statement to reflect events or circumstances  after the date of this release.

          (TABLE ATTACHED)

                               SL INDUSTRIES, INC.
                       SUMMARY CONSOLIDATED BALANCE SHEETS
                                 (In thousands)

                                                       December 31, December 31,
                                                           2004        2003
                                                           ----        ----

ASSETS
Current assets:
    Cash and cash equivalents                            $ 2,659     $ 3,501
    Accounts and note receivable, net                     15,734      14,064
    Inventories, net                                      15,839      11,009
    Other current assets                                   3,758       5,013
                                                         -------     -------
       Total current assets                               37,990      33,587
                                                         -------     -------

Property, plant and equipment, net                         8,509       9,547
Intangible assets, net                                    11,512      11,283
Other assets                                               5,073       4,004
                                                         -------     -------
        Total assets                                     $63,084     $58,421
                                                         =======     =======
LIABILITIES & SHAREHOLDERS' EQUITY
Current liabilities:
    Long term debt due within one year                   $   559     $   887
    Other current liabilities                             17,935      16,088
                                                         -------     -------
       Total current liabilities                          18,494      16,975
                                                         -------     -------

Long term debt, less portion due within one year           1,456       2,015
Other liabilities                                          5,447       4,850
Shareholders' equity                                      37,687      34,581
                                                         -------     -------
        Total liabilities and shareholders' equity       $63,084     $58,421
                                                         =======     =======

                               SL INDUSTRIES, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (In thousands, except per share amounts)

                                                                      Three-Months Ended      Twelve-Months Ended
                                                                         December 31,             December 31,
                                                                      2004         2003*       2004          2003*
                                                                   ---------  -----------  -----------  -----------
                                                                       (unaudited)

Net sales.......................................................    $30,745    $  26,404    $ 118,804    $ 105,284

Cost and expenses:
    Cost of products sold.......................................     19,787       16,052       75,582       66,010
    Engineering and product development ........................      2,083        2,100        8,951        7,856
    Selling, general and administrative ........................      6,026        5,599       23,829       22,614
    Depreciation and amortization ..............................        693          473        2,133        1,851
    Asset impairment ...........................................       --           --           --            275
                                                                  ---------    ---------    ---------    ---------
Total costs and expenses .......................................     28,589       24,224      110,495       98,606
                                                                  ---------    ---------    ---------    ---------
Income from operations .........................................      2,156        2,180        8,309        6,678
Other income (expense):
    Amortization of deferred financing costs ...................       (112)        (112)        (447)        (447)
    Interest income.............................................         20           41          102          172
    Interest expense ...........................................       (140)         (25)        (347)        (380)
                                                                  ---------    ---------    ---------    ---------

Income from continuing operations before income taxes...........      1,924        2,084        7,617        6,023

Income tax provision ...........................................        421          801        1,316        2,281
                                                                  ---------    ---------    ---------    ---------
Income from continuing operations ..............................      1,503        1,283        6,301        3,742
Income (loss) from discontinued operations (net of tax) ........       (103)      (1,003)       2,371       (2,422)
                                                                  ---------    ---------    ---------    ---------
Net income .....................................................  $   1,400    $     280    $   8,672    $   1,320
                                                                  =========    =========    =========    =========

BASIC NET INCOME (LOSS) PER COMMON SHARE
    Income from continuing operations ..........................  $    0.28    $    0.22    $    1.10    $    0.63
    Income (loss) from discontinued operations (net of tax) ....      (0.02)       (0.17)        0.41        (0.41)
                                                                  ---------    ---------    ---------    ---------
    Net income .................................................  $    0.26    $    0.05    $    1.51    $    0.22
                                                                  =========    =========    =========    =========

DILUTED NET INCOME (LOSS) PER COMMON SHARE

    Income from continuing operations ..........................  $    0.27    $    0.22    $    1.08    $    0.63
    Income (loss) from discontinued operations (net of tax) ....      (0.02)       (0.17)        0.40        (0.41)
                                                                  ---------    ---------    ---------    ---------
    Net income .................................................  $    0.25    $    0.05    $    1.48    $    0.22
                                                                  =========    =========    =========    =========

Shares used in computing basic net income (loss)
  per common share .............................................      5,443        5,945        5,760        5,917
Shares used in computing diluted net income (loss)
  per common share .............................................      5,584        6,009        5,871        5,956

* RECLASSIFIED FOR COMPARATIVE PURPOSES ONLY.

CONTACT:
David R. Nuzzo
Chief Financial Officer
E-mail:  david.nuzzo@slindustries.com
Phone:  856-727-1500, extension 5515